UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 23, 2018

GROWGENERATION CORP

(Exact Name of Registrant as Specified in its Charter)

Colorado	333-207889	46-5008129
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 West Mississippi Avenue

Denver, Colorado 80223

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (303)386-4796

N/A

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry Into a Material Definitive Agreement

On December 22, 2017, GrowGeneration Corp. (the “Company”) entered into an asset purchase agreement (the “Purchase Agreement”) to purchase all of the assets of a retail hydroponic store, East Coast Hydroponic Warehouse (the “Business”), located in Warwick, RI. The closing of the asset purchase took place on January 23, 2018.

The assets subject to the sale under the Purchase Agreement included inventories, fixed assets, tangible personal property, intangible personal property and contracts. The Company agreed to pay the sellers a total of $1,800,000 and 300,000 shares of common stock of the Company as consideration for the assets.

In connection with the purchase of the assets, the Company also entered into a commercial lease, to be effective from January 24, 2018 to January 23, 2023, to rent the premises where the Business is located.

The foregoing descriptions of the terms of the Purchase Agreement and the lease do not purport to be complete and are qualified in their entirety by reference to the full text of the forms of them filed herewith as Exhibits 99.1 and 99.2, respectively.

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets

Disclosures under Item 1.01 above are incorporated hereunder in their entirety.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On January 24, 2018, the Company published a press release regarding the purchase of assets of the Business.

A copy of the press release is attached hereto as Exhibit 99.3. The information contained herein and the exhibit attached herewith shall be deemed furnished and not filed.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The Company will file any financial statements required by this Item not later than April 7, 2018.

(b) Pro Forma Financial Information.

The Company will file any financial statements required by this Item not later than April 7, 2018.

(d) Exhibits

Exhibit No.	Description
99.1	Form of Agreement to Purchase and Sell Assets, dated December 22, 2017, by and among GrowGeneration Corp., East Coast Hydroponic Warehouse, Inc., Dennis Damato and David Mercier
99.2	Form of Commercial Lease, dated January 22, 2018, by and between GrowGeneration Corp. and Lincoln Thomas Development, LLC
99.3	Press Release, dated January 24, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 24, 2018	GrowGeneration Corp.

	By:	/s/ Darren Lampert
	Name:	Darren Lampert
	Title:	Chief Executive Officer

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